Consolidated Financial Statements
Unaudited

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2006

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Financial Statements
(unaudited)

September 30, 2006

Contents

Unaudited Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	1
Consolidated Statement of Investments	2
Consolidated Statement of Operations	6
Consolidated Statement of Changes in Net Assets	7
Consolidated Statement of Cash Flows	8
Notes to Consolidated Financial Statements	9

Supplemental Information

Consolidated Portfolio Asset Allocation (Unaudited)	23
Consolidating Statement of Assets and Liabilities	24
Consolidating Statement of Operations	25

Special Value Continuation Fund, LLC (the “Company”) files a schedule of its investment in Special Value Continuation Partners, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

September 30, 2006

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$271,298,349	$289,427,587
Equity securities	21,926,976	18,471,382
Total investments in securities of unaffiliated issuers	293,225,325	307,898,969

Investments in securities of affiliates
Debt securities	180,179,784	184,483,583
Equity securities	95,951,519	150,673,820
Total investments in securities of affiliates	276,131,303	335,157,403

Total investments	569,356,628	643,056,372

Cash and cash equivalents		178,062,744
Receivable for investment securities sold		33,326,694
Accrued interest income on securities of unaffiliated issuers		6,998,127
Accrued interest income on securities of affiliates		3,307,318
Deferred debt issuance costs		3,465,119
Prepaid expenses and other assets		2,106,702
Total assets		870,323,076

Liabilities
Credit facility payable		266,000,000
Payable for investment securities purchased		19,754,960
Distributions payable to common shareholders		4,640,000
Distributions payable to minority interest holders		1,160,000
Interest payable		1,481,019
Management and advisory fees payable		690,599
Director fees payable		27,875
Accrued expenses and other liabilities		979,695
Total liabilities		294,734,148

Preferred Stock
Series Z; $500/share liquidation preference; 400 shares authorized, 47 issued and outstanding		23,500
Accumulated dividends on Series Z preferred stock		309
Total preferred stock		23,809

Minority Interests
Series A preferred limited partnership in Special Value Continuation Partners, LP;
$20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding		134,000,000
Accumulated dividends on Series A preferred limited partnership interests		1,413,514
General partnership interest in Special Value Continuation Partners, LP		12,051,018
Total minority interests		147,464,532

Net assets applicable to common shareholders		$428,100,587

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777
shares issued and outstanding		$419
Paid in capital in excess of par, net of contributed unrealized gains		361,346,390
Accumulated net investment income		1,877,038
Accumulated net realized gain on investments		4,641,837
Accumulated net unrealized gain on investments		73,699,744
Reserve for dividends to minority interestholders		(13,464,532)
Accumulated dividends to series Z preferred shareholders		(309)
Net assets applicable to common shareholders		$428,100,587

Common stock, NAV per share		$1,021.82

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Partnership)

Consolidated Statement of Investments (Unaudited)

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (57.72%)
Bank Debt(43.22%) (1)
Automobiles (4.18%)
EaglePicher Holdings Inc., 2nd Lien Term Loan, LIBOR +8.5%, due 6/30/11
(Acquired 12/21/05, Amortized Cost $8,730,000) (2)	$8,730,000	$8,991,900	1.10%
EaglePicher Holdings Inc., 3rd Lien Term Loan, LIBOR + 12.5%, due 12/30/11
(Acquired 12/30/05, 3/1/06 and 6/1/06, Amortized Cost $24,523,351) (2)	$24,523,351	25,259,051	3.08%
Total Automobiles		34,250,951

Diversified/Conglomerate Manufacturing (3.09%)
Celerity, Inc. Senior Secured Notes, LIBOR + 6%, due 12/23/08
(Acquired 12/23/04 and 2/2/06, Amortized Cost $25,087,417) (2)	$25,087,417	25,338,291	3.09%

Ecological (4.37%)
ESP Holdings, Inc. 2nd Lien Term Loan, LIBOR + 10%, due 12/12/10
(Acquired 12/11/03, 12/12/03, 12/16/03, 3/3/04, 3/25/04 and 12/1/04, Amortized Cost $35,847,669)	$35,689,500	35,912,559	4.37%

Personal, Food and Miscellaneous Services (6.50%)
Information Resources, Inc. Series B Notes, LIBOR + 7.42%, due 12/12/08
(Acquired 12/12/03, Amortized Cost $50,218,831) (2)	$50,809,553	53,350,031	6.50%

Personal Transportation (7.31%)
Delta Airlines, Inc. 1st Preferred Mortgage Term Loan, 15.1625%, due 6/25/11
(Acquired 11/24/03 and 12/13/04, Amortized Cost $52,024,047)	$52,028,796	56,191,100	6.84%
Delta Airlines, Inc. 1st Preferred Mortgage Term Loan, 7%, due 11/25/07
(Acquired 2/27/06, Amortized Cost $3,609,249)	$3,591,293	3,878,596	0.47%
Total Personal Transportation		60,069,696

Telecommunications (13.11%)
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 4% PIK, due 7/31/12 (Acquired 8/3/06, Amortized Cost $26,049,443)	$27,392,448	29,035,995	3.54%
Interstate Fibernet, Inc. 1st Lien Senior Secured Note, LIBOR + 8% Cash + 0.5% PIK, due 7/25/09
(Acquired 7/26/05, Amortized Cost $39,723,192) (2)	$39,723,192	40,815,580	4.97%
Interstate Fibernet, Inc. 3rd Lien Senior Secured Note, LIBOR + 7.5% Cash + 4.5% PIK, due 9/25/09
(Acquired 7/26/05 and 3/28/06, Amortized Cost $18,570,000) (2)	$20,666,473	18,289,829	2.23%
Wild Blue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 2.5% Cash + 7.5% PIK, due 4/9/07
(Acquired 9/29/06, Amortized Cost $19,072,808)	$18,894,356	19,051,822	2.32%
Wild Blue Communications, Inc. 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 9/29/06, Amortized Cost $231,876)	$21,404,027	374,570	0.05%
Total Telecommunications		107,567,796

Utilities (2.81%)
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $4,119,217) (3)	$23,218,324	2,101,825	0.26%
Mach Gen, LLC Bank Debt
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Cost $17,880,836) (3)	$15,513,372	20,943,051	2.55%
Total Utilities		23,044,876

Miscellaneous Securities (1.85%) (4)	$15,000,000	15,225,000	1.85%

Special Value Continuation Fund, LLC
(A Delaware Limited Partnership)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments
Corporate Debt Securities (14.51%)
Containers, Packaging and Glass (3.25%)
Pliant Corp. Senior Secured Notes, 11.125%, due 9/1/09	$26,861,000	$26,323,780	3.21%
Pliant Corp. Notes, 13%, due 7/15/10	$490,000	343,000	0.04%
Total Containers, Packaging and Glass		26,666,780

Diversified/Conglomerate Manufacturing (1.51%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11 (2), (5)	$12,240,000	12,438,900	1.51%

Leisure, Amusement, Motion Pictures and Entertainment (7.11%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07	$66,136,000	58,365,020	7.11%

Utilities (0.46%)
Calpine Generating Co. Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11	$3,531,000	3,778,170	0.46%

Miscellaneous Securities (2.18%) (4)	$37,478,000	17,903,100	2.18%

Total Debt Securities (cost $451,478,133)		473,911,170

Equity Securities (20.60%)
Automobiles (3.76%)
EaglePicher Holdings Inc. Common Stock
(Acquired 3/9/05, Cost $24,285,461) (2), (3), (5), (6)	1,312,720	30,875,174	3.76%

Aerospace and Defense (0.17%)
Pemco Aviation Group, Inc. Common Stock (3)	164,636	1,399,406	0.17%

Containers, Packaging and Glass (0.20%)
Pliant Corporation Common Stock (3)	422	422	0.00%
Pliant Corporation 13% Preferred Stock	3,722,000	1,681,953	0.20%
Total Containers, Packaging and Glass		1,682,375

Diversified/Conglomerate Manufacturing (5.91%)
Celerity Holding Co., Inc. Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (2), (3), (5), (6)	2,427,185	12,694,177	1.55%
International Wire Group, Inc. Common Stock (2), (3), (5), (6)	1,979,441	35,629,938	4.34%
Kinetics Holdings, LLC Units
(Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	169,200	0.02%
Total Diversified/Conglomerate Manufacturing		48,493,315

Diversified/Conglomerate Service (3.37%)
Anacomp, Inc. Common Stock (2), (3), (5), (6)	1,087,969	14,861,657	1.81%
Dendrite International Inc., Common Stock (3)	333,988	3,266,403	0.40%
S1 Corporation Common Stock (3)	2,068,616	9,536,320	1.16%
Total Diversified/Conglomerate Service		27,664,380

Ecological (0.07%)
ESP Holdings, Inc. Common Stock
(Acquired 12/9/02 and 12/10/02, Cost $0) (3), (5)	45,633	571,326	0.07%

Leisure, Amusement, Motion Pictures and Entertainment (0.12%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
(Acquired 8/24/05 and 4/3/06, Cost $1,975,458) (3), (5), (7)	899,513	1,018,698	0.12%
Bally Total Fitness Holdings, Inc. Common Stock (3)	4,921	7,431	0.00%
Total Leisure, Amusement, Motion Pictures and Entertainment		1,026,129

Special Value Continuation Fund, LLC
(A Delaware Limited Partnership)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Equity Securities (continued)
Personal, Food and Miscellaneous Services (6.44%)
Immediate FX Holdings, Inc. Class A Common Stock
(Acquired 2/24/06, Cost $1,239,263) (2), (3), (6)	1,239,263	$1,239,263	0.16%
Information Resources, Inc. Series A Restricted Preferred Stock
(Acquired 11/10/04, Cost $1,113,724) (2), (3), (5), (6)	8,334,074	26,460,685	3.22%
Information Resources, Inc. Series A Preferred Stock
(Acquired 11/10/04, Cost $1,058,600) (2), (3), (6)	7,921,579	25,151,015	3.06%
Total Personal, Food and Miscellaneous Services		52,850,963

Telecommunications (0.56%)
Integra Telecom, Inc., Warrants to purchase various Common and Preferred Stock
(Acquired 7/31/06, Cost $820,222) (3)	2,452,565	820,222	0.10%
Interstate Fibernet, Inc. Warrants for Convertible Preferred Stock
(Acquired 7/26/05 and 7/28/06, Cost $1,722,806) (2), (3), (6)	2,507,941	3,761,912	0.46%
Total Telecommunications		4,582,134

Utilities (0.00%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (3), (5), (8)	1,189	-	0.00%
Mach Gen, LLC Preferred Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (3), (5), (8)	4,661	-	0.00%
Total Utilities		-

Total Equity Securities (cost $117,878,495)		169,145,202

Total Investment in Securities (cost of $569,356,628)		643,056,372

Cash and Cash Equivalents (21.67%)
American Express Commercial Paper, 5.20%, due 10/11/06	$20,000,000	19,956,667	2.43%
Bear Stearns Commercial Paper, 5.24%, due 10/27/06	$35,000,000	34,852,261	4.24%
Citigroup Commercial Paper, 5.24%, due 10/27/06	$35,000,000	34,847,166	4.24%
GECC Commercial Paper, 5.18%, due 10/3/06	$5,000,000	4,996,403	0.61%
GECC Commercial Paper, 5.20%, due 10/5/06	$5,000,000	4,994,944	0.61%
Toyota Motor Credit Commercial Paper, 5.20%, due 10/5/06	$10,000,000	9,989,889	1.22%
UBS Finance Commercial Paper, 5.24%, due 10/3/06	$35,000,000	34,964,339	4.26%
UBS Finance Commercial Paper, 5.34%, due 10/2/06	$2,000,000	1,999,110	0.24%
Wells Fargo Certificate of Deposit, 5.27%, due 10/16/06	$25,000,000	25,000,000	3.04%
Wells Fargo Bank Overnight REPO	$6,352,481	6,352,481	0.77%
Cash Held on Account at Various Institutions	$109,484	109,484	0.01%
Total Cash and Cash Equivalents		178,062,744

Total Cash and Investments in Securities		$821,119,116	100.00%

Special Value Continuation Fund, LLC
(A Delaware Limited Partnership)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2006

Notes to Statement of Investments:

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Non-income producing security.

(4)	Miscellaneous Securities are comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(8)	The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $78,126,188 and $105,464,267, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of September 30, 2006 was $489,478,955, or 59.61% of total cash and investments of the Partnership.

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Period from July 31, 2006 (Inception) to September 30, 2006

Investment income
Interest income from investments in securities of unaffiliated issuers	$8,285,198
Interest income from investments in affiliates	2,795,995
Income from original issue discount	21,441
Total interest and related investment income	11,102,634

Operating expenses
Interest expense	1,481,019
Management and advisory fees	1,381,198
Legal fees, professional fees and due diligence expenses	325,860
Amortization of deferred debt issuance costs	60,808
Commitment fees	40,100
Insurance expense	36,591
Director fees	29,496
Other operating expenses	70,524
Total expenses	3,425,596

Net investment income	7,677,038

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	4,576,837
Investments in securities of affiliated issuers	65,000
Net realized gain on investments	4,641,837

Change in net unrealized appreciation on investments
Net unrealized appreciation, beginning of period	67,371,951
Net unrealized appreciation, end of period	73,699,744
Net change in unrealized appreciation on investments	6,327,793
Net realized and unrealized gain on investments	10,969,630

Net change in accumulated dividends to Series Z preferred shareholders	(309)
Dividends to minority interestholders	(1,160,000)
Net change in reserve for dividends to minority interestholders	(3,701,549)

Net increase in net assets applicable to common shareholders resulting from operations	$13,784,810

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Changes in Net Assets (Unaudited)

Period from July 31, 2006 (Inception) to September 30, 2006

Net assets applicable to common shareholders, beginning of period	$-

Common shareholder contributions	418,955,777

Net investment income	7,677,038
Net realized gain on investments	4,641,837
Net change in unrealized gain on investments	6,327,793
Net change in reserve for accumulated dividends to Series Z preferred shareholders	(309)
Distributions to minority interestholders from:
Net investment income	(1,160,000)
Net change in reserve for dividends to minority interestholders	(3,701,549)

Net increase in net assets applicable to common shareholders resulting from operations	13,784,810

Distributions to common shareholders from:
Net investment income	(4,640,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $1,877,038)	$428,100,587

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Period from July 31, 2006 (Inception) to September 30, 2006

Operating activities
Net increase in net assets applicable to common shareholders	$13,784,810
resulting from operations
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(4,641,837)
Net change in unrealized appreciation on investments	(6,327,793)
Increase in accumulated dividends to Series Z preferred shareholders	309
Increase in reserve for dividends to minority interestholders	3,701,549
Income from original issue discount	(21,441)
Income from paid in-kind capitalization and other non-cash income	(1,448,622)
Amortization of deferred debt issuance costs	60,808
Changes in assets and liabilities:
Purchases of investment securities	(78,126,188)
Proceeds from sales, maturities and paydowns of investment securities	105,464,267
Increase in receivable for investment securities sold	(33,326,694)
Increase in prepaid expenses and other assets	(2,106,702)
Increase in accrued interest income on securities of unaffiliated issuers	(6,998,127)
Increase in accrued interest income on securities of affiliates	(3,307,318)
Increase in payable for investment securities purchased	19,754,960
Increase in distributions payable to minority interestholders	1,160,000
Increase in director fees payable	27,875
Increase in interest payable	1,481,019
Increase in accrued expenses and other liabilities	979,695
Increase in management and advisory fees payable	690,599
Net cash provided by operating activities	10,801,169

Financing activities
Payments for assets contributed by Special Value Absolute Return Fund, LLC and Special Value Bond Fund II, LLC	(229,235,998)
Proceeds from draws on credit facility	276,000,000
Paydown on credit facility	(10,000,000)
Proceeds from issuance of Series Z preferred shares	23,500
Proceeds from issuance of preferred limited partnership interests in Special Value Continuation Partners, LP	134,000,000
Payments for debt issuance costs	(3,525,927)
Net cash provided by financing activities	167,261,575

Net increase in cash and cash equivalents	178,062,744
Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$178,062,744

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

September 30, 2006

1. Organization and Nature of Operations

Special Value Continuation Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware limited partnership (the “Partnership”), of which the Company owns 100% of the common limited partnership interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. The Certificate of Formation of the Company the Certificate of Limited Partnership of the Partnership were both filed with the Delaware Secretary of State on July 17, 2006. Investment operations commenced and initial funding was received on July 31, 2006.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. The Company, the Partnership, TCP, Tennenbaum & Co., SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. The holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of common shares and preferred shares voting together as a single class.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

1. Organization and Nature of Operations (continued)

Because the Company owns all of the common limited partnership interests of the Partnership, the accompanying financial statements present the financial information of the Company and the Partnership on a consolidated basis.

Company Structure

Total initial capitalization of the consolidated Company is approximately $828.8 million, consisting of approximately $419.0 million of contributed common equity, an approximately $9.8 million initial general partnership interest (the “GP Interest”) in the Partnership contributed by SVOF/MM, $134 million of preferred limited partnership interests in the Partnership (the “Series A Preferred”), $266 million under a senior secured revolving credit facility (the “Senior Facility”) held by the Partnership, and $23,500 in Series Z preferred shares of the Company. The contributed common equity, GP Interest, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Partnership incurred in connection with its organization and capitalization.

The Company will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partnership interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to June 30, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Limited Partnership Interests

At September 30, 2006, the Partnership had 6,700 Series A preferred limited partnership interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of September 30, 2006, the Partnership was in full compliance with such requirements.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

1. Organization and Nature of Operations (continued)

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits, the higher of (ii) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of September 30, 2006 and the consolidated results of its operations, its consolidated cash flows, and the consolidated changes in net assets for the period ended September 30, 2006. The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the Series A Preferred. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2006, all but 3.17% of the investments of the Partnership were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)
for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm or an approved third-party appraisal;

b)	for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Partnership.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Partnership. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Partnership in such company that dictate a change to another valuation method.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2006, the Partnership did not hold any investments denominated in foreign currencies.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Organization Costs

Organization costs of $0.2 million were incurred in connection with the formation of the Company and the Partnership, and expensed to operations at inception.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Interestholders

Dividends and distributions to common equityholders are recorded on the ex-dividend date. The amount to be paid by the Partnership as a dividend is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the estimated taxable earnings of the Company. The amount to be paid by the Company as a dividend is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based amounts received from the Partnership, less any Company-level expenses and distributions to Series Z Preferred Shareholders. Net realized capital gains are distributed at least annually.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. These adjustments are primarily due to differing book and tax treatments for short-term realized gains, any returns of capital, and any non-deductible expenses and have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at September 30, 2006 were as follows:

Unrealized appreciation	$94,635,156
Unrealized depreciation	(20,935,412)
Net unrealized appreciation	73,699,744
Cost	$569,356,628

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for the Company and the Partnership beginning January 1, 2007. At this time, the Company and the Partnership are assessing the potential impact of FIN 48 on the financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning January 1, 2008. At this time, the Company and the Partnership are assessing the potential impact of SFAS No. 157 on the financial statements.

3. Allocations and Distributions

Distributions made to the common shareholders of the Company are based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders. As set forth in the Partnership Agreement, distributions made to the Company and the General Partner with respect to any accounting period are determined as follows:

a)
First, 100% to the Company until the amount distributed to the Company, together with amounts previously distributed to the Company, equals an 8% annual weighted-average return on undistributed capital attributable to the Company;

b)	Then, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Company pursuant to clause (a) above; and

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

3. Allocations and Distributions (continued)

c)	All remaining amounts: (i) 80% to the Company and (ii) 20% to the General Partner.

The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing of distributions to the common shareholders of the Company is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.

Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period is allocated to the Company and the General Partner in a manner consistent with that used to determine distributions. As of September 30, 2006, the Partnership’s cumulative annual return exceeded the 8% threshold, and the General Partner had accrued an unpaid performance allocation of $12,051,018 as reflected in the accompanying financial statements. During the period ended September 30, 2006, the Partnership declared $1,160,000 in distributions to the General Partner.

The Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreements, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.00% of the sum of the amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity, and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital is approximately $828.8 million, consisting of contributed common equity of approximately $419.0 million, contributed general partnership equity of approximately $9.8 million, $134 million of Series A Preferred and $266 million of debt. In addition, the General Partner is entitled to a performance allocation as discussed in Note 3, above.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $266 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. Additionally, advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.375% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $106,400,000 in borrowings are outstanding.

During the period ended September 30, 2006, daily weighted-average debt outstanding was $149,580,645, and the weighted-average interest rate on outstanding debt was 5.83%. No interest payments were made under the Senior Facility during the period ended September 30, 2006.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

7. Series Z Preferred Capital

In addition to the Series A Preferred described in Note 1, the Company had 47 Series Z preferred shares authorized, issued and outstanding as of September 30, 2006. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

8. Financial Highlights

July 31, 2006 (Inception) to
September 30, 2006

Per Common Share
Net asset value, beginning of period	$1,000.00

Investment operations
Net investment income	18.32
Net realized and unrealized gain	26.18
Net change in accumulated dividends to Series Z preferred shareholders	-
Distributions to minority interestholders from:
Net investment income	(2.77)
Net change in reserve for dividends to minority interestholders	(8.83)

Total from investment operations	32.90

Distributions to common shareholders from:
Net investment income	(11.08)

Net asset value, end of period	$1,021.82

Period return on invested assets (1), (2)	3.3%

Gross return to common shareholders (1)	4.1%
Less: performance allocation (1)	0.8%
Period return to common shareholders (1), (3)	3.3%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

September 30, 2006

8. Financial Highlights (continued)

July 31, 2006 (inception)
to September 30, 2006
Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$428,100,587
Net investment income / average common shareholder equity (4), (5)	10.6%

Operating expenses / average common shareholder equity (4), (5)	4.8%

Portfolio turnover rate (1), (6)	8.4%
Weighted-average debt outstanding	$149,580,645
Weighted-average interest rate	5.8%
Weighted-average number of shares	418,955
Average debt per share	$357.03

Annualized Inception to Date Performance Data as of September 30, 2006:
Return on common shareholder equity (3)	21.0%
Return on invested assets (2)	20.8%
Internal rate of return to common shareholder equity (7)	21.4%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners of the Partnership, performance allocations to general partner, fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(4)	Annualized for periods of less than one year.

(5)
These ratios include interest expense but do not reflect the effect of dividend payments to preferred limited partners of the Partnership. The general partner allocation reduces the ratio of net investment income to average common shareholder equity and the ratio of operating expenses to average common shareholder equity to 8.5% and 3.8%, respectively.

(6)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Company and the Partnership.

(7)
Net of dividends to preferred limited partners of the Partnership, performance allocation to general partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reducted by the organizational costs that were expensed at the inception of the fund.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (% of Cash and Investments)
(Unaudited)

September 30, 2006

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

September 30, 2006

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments in securities of unaffiliated issuers
Debt securities	$-	$289,427,587	$-	$289,427,587
Equity securities	-	18,471,382	-	18,471,382
Total investments in securities of unaffiliated issuers	-	307,898,969	-	307,898,969

Investments in securities of affiliates
Debt securities	-	184,483,583	-	184,483,583
Equity securities	-	150,673,820	-	150,673,820
Total investments in securities of affiliates	-	335,157,403	-	335,157,403

Investment in subsidiary	428,107,920	-	(428,107,920)	-

Total investments	428,107,920	643,056,372	(428,107,920)	643,056,372

Cash and cash equivalents	-	178,062,744	-	178,062,744
Receivable for investment securities sold	-	33,326,694	-	33,326,694
Accrued interest income on securities of unaffiliated issuers	-	6,998,127	-	6,998,127
Distributions receivable from subsidiary	4,640,000	-	(4,640,000)	-
Accrued interest income on securities of affiliates	-	3,307,318	-	3,307,318
Deferred debt issuance costs	-	3,465,119	-	3,465,119
Prepaid expenses and other assets	23,500	2,106,702	(23,500)	2,106,702
Total assets	432,771,420	870,323,076	(432,771,420)	870,323,076

Liabilities
Credit facility payable	-	266,000,000	-	266,000,000
Payable for investment securities purchased	-	19,754,960	-	19,754,960
Distributions payable to common interestholders	4,640,000	4,640,000	(4,640,000)	4,640,000
Distributions payable to minority interestholders	-	1,160,000	-	1,160,000
Interest payable	-	1,481,019	-	1,481,019
Management and advisory fees payable	-	690,599	-	690,599
Director fees payable	-	27,875	-	27,875
Accrued expenses and other liabilities	7,024	996,171	(23,500)	979,695
Total liabilities	4,647,024	294,750,624	(4,663,500)	294,734,148

Preferred Interests
Series A preferred limited partnership interests; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	-	134,000,000	(134,000,000)	-
Accumulated dividends on Series A preferred interests
Series Z preferred stock; $500/share liquidation preference; 400 shares	-	1,413,514	(1,413,514)	-
authorized, 47 issued and outstanding	23,500	-	-	23,500
Accumulated dividends on Series Z preferred stock	309	-	-	309
Total preferred stock	23,809	135,413,514	(135,413,514)	23,809

Minority Interests
Series A preferred limited partnership in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	-	-	134,000,000	134,000,000
Accumulated dividends on Series A preferred limited partnership interests	-	-	1,413,514	1,413,514
General partnership interest in Special Value Continuation Partners, LP	-	-	12,051,018	12,051,018
Total minority interests	-	-	147,464,532	147,464,532
Net assets	$428,100,587	$440,158,938	$(440,158,938)	$428,100,587

Composition of net assets
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares issued and outstanding	$419	$-	$-	$419
Paid in capital in excess of par, net of contributed unrealized gains	361,346,390	-	-	361,346,390
Net contributed capital from common limited partner	-	361,346,809	(361,346,809)	-
Accumulated net investment income	1,877,038	1,884,062	(1,884,062)	1,877,038
Accumulated net realized gain on investments	4,641,837	4,641,837	(4,641,837)	4,641,837
Accumulated net unrealized gain on investments	73,699,744	73,699,744	(73,699,744)	73,699,744
Reserve for dividends to minority interestholders	(13,464,532)	-	-	(13,464,532)
Accumulated dividends to preferred interestholders	(309)	(1,413,514)	1,413,514	(309)
Net assets	$428,100,587	$440,158,938	$(440,158,938)	$428,100,587

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Period from July 31, 2006 (Inception) to September 30, 2006

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income from investments in securities of unaffiliated issuers	$-	$8,285,198	$-	$8,285,198
Interest income from investments in affiliates	-	2,795,995	-	2,795,995
Income from original issue discount	-	21,441	-	21,441
Dividends from subsidiary	4,640,000	-	(4,640,000)	-
Total interest and related investment income	4,640,000	11,102,634	(4,640,000)	11,102,634

Operating expenses
Interest expense	-	1,481,019	-	1,481,019
Management and advisory fees	-	1,381,198	-	1,381,198
Legal fees, professional fees and due diligence expenses	6,441	319,419	-	325,860
Amortization of deferred debt issuance costs	-	60,808	-	60,808
Commitment fees	-	40,100	-	40,100
Insurance expense	-	36,591	-	36,591
Director fees	-	29,496	-	29,496
Other operating expenses	583	69,941	-	70,524
Total expenses	7,024	3,418,572	-	3,425,596

Net investment income	4,632,976	7,684,062	(4,640,000)	7,677,038

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	-	4,576,837	-	4,576,837
Investments in securities of affiliated issuers	-	65,000	-	65,000
Net realized gain on investments	-	4,641,837	-	4,641,837

Change in net unrealized appreciation on investments
Net unrealized appreciation, beginning of period	-	67,371,951	-	67,371,951
Net unrealized appreciation, end of period	9,152,143	73,699,744	(9,152,143)	73,699,744
Net change in unrealized appreciation on investments	9,152,143	6,327,793	(9,152,143)	6,327,793
Net realized and unrealized gain on investments	9,152,143	10,969,630	(9,152,143)	10,969,630

Distributions to preferred interestholders	-	-	-	-
Net change in accumulated dividends to preferred interestholders	(309)	(1,413,514)	1,413,514	(309)
Dividends to minority interestholders	-	-	(1,160,000)	(1,160,000)
Net change in reserve for dividends to minority interestholders	-	-	(3,701,549)	(3,701,549)

Net increase in net assets	$13,784,810	$17,240,178	$(17,240,178)	$13,784,810